UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2012

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3845 Beck Blvd,. Suite 805, Naples, Florida	34114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this Current Report filed on Form 8-K/A that do not relate to present or historical conditions are “forward-looking statements.” Forward-looking statements may include, without limitation, statements relating to our plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. Our ability to predict projected results or the effect of events on our operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause actual performance or results to differ materially from those expressed in or implied by, forward-looking statements include, but are not limited to: factors described under “Risk Factors” contained in our Annual Report on Form 10-K, for the year ended December 31, 2011.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity or performance.  Do not place undue reliance on these statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that may be issued in the future.  Except as required by applicable law, we do not intend to update any of the forward looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Explanatory Note

On May 24, 2012, Innovative Food Holdings, Inc. filed a Current Report on form 8-K under Items 1.01, 2.01, and 9.01 to report the execution of a Stock Purchase Agreement to acquire all of the issued and outstanding shares of Artisan Specialty Foods, Inc., an Illinois corporation (“Artisan”), from its owner, Mr. David Vohaska.  The purchase price was $1.2 million, with up to another $300,000 payable in the event certain financial milestones are met over the next one or two years.  Prior to the acquisition, Artisan was a vendor and had sold products to the registrant.

At the time of the filing, the audited financial statements of Artisan were not yet available. The purpose of this Amendment No. 1 to the Current Report is to file the historical financial statements and pro forma information required by Item 9.01 of Form 8-K. We are filing this amendment to the Original Form 8-K to include the required financial information. No other amendments to the Form 8-K filed May 24, 2012 are being made by this Form 8-K/A.

Item 9.01.      Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired. The audited financial statements of Artisan  as of and for the years ended December 31, 2011 and 2010, and the unaudited financial statements of Artisan as of and for the three months ended March 31, 2012 and 2011,  are attached hereto as Exhibit 99.1 to this Form 8-K/A and are incorporated in their entirety by reference.

(b)            Pro Forma Financial Information. Unaudited Pro Forma Condensed Combined financial information is attached hereto as Exhibit 99.2 to this Form 8-K/A and is incorporated in its entirety by reference.

(d)           Exhibits

Exhibit Number	Description
99.1
Audited Financial Statements of Artisan Specialty Foods, Inc.  for the twelve months ended December 31, 2011 and 2010, and unaudited financial statements of Artisan Specialty Foods, Inc., for the three months ended  March 31, 2012 and 2012.

99.2	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Date: July 31, 2012	By:	/s/ Sam Klepfish
Sam Klepfish
Chief Executive Officer